SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549



                                  FORM 8-K
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                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported)  November 21, 2000


                                NISOURCE INC.
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           (Exact Name of Registrant as Specified in Its Charter)


              Delaware                001-16189         35-2108964
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    (State or Other Jurisdiction     (Commission       (IRS Employer
         of Incorporation)           File Number    Identification No.)


   801 E. 86th Avenue, Merrillville, Indiana                      46410
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   (Address of Principal Executive Offices)                    (Zip Code)


   Registrant's telephone number, including area code    (219) 853-5200
                                                         --------------

   ______________________________________________________________________
        (Former Name or Former Address, if Changed Since Last Report)



   ITEM 5.        OTHER EVENTS

        NiSource Inc. is furnishing this Report on Form 8-K in connection with the disclosure of information at a meeting with analysts taking place on November 21, 2000.

        NiSource does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in NiSource's expectations or any changes in events, conditions or circumstances on which any forward-looking statement is based.

        Exhibit 99 Information to be disclosed at a meeting with analysts taking place on November 21, 2000.
























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                                  SIGNATURE


             Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 NISOURCE INC.
                                 (Registrant)


   Dated:  November 20, 2000     By:  /s/ Gary W. Pottorff
                                      ------------------------------------
                                 Name:  Gary W. Pottorff
                                 Title:  Secretary





































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                              INDEX TO EXHIBITS


     EXHIBIT
     NUMBER         EXHIBIT TITLE
     ------         -------------

       99 Information to be disclosed at a meeting with analysts taking place on November 21, 2000.










































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